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                                                              Exhibit (10)(y)(2)
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                                CREDIT AGREEMENT

                                   dated as of
                                 April 24, 2001

                                      among

                                  LESCO, Inc.,
                                as the Borrower,

                     THE LENDING INSTITUTIONS NAMED THEREIN,
                                   as Lenders,

                                       and

                               NATIONAL CITY BANK
                           as the Administrative Agent


                              ---------------------

                                 AMENDMENT NO. 1
                                       to
                                CREDIT AGREEMENT

                                   dated as of
                                 August 7, 2001
                              ---------------------

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                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, is dated as of August 7, 2001 ("this Amendment"), among the following:

              (i) LESCO, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

              (ii) the Lenders a party to the Credit Agreement, as hereinafter defined; and

              (iii) NATIONAL CITY BANK, a national banking association as the Administrative Agent under the Credit Agreement (the "Administrative Agent").


         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders and the Administrative Agent entered into the Credit Agreement, dated as of April 24, 2001 (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement"; with the terms defined therein being used herein as so defined).

         (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.  AMENDMENTS, ETC.

         1.1. Amended Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Applicable Eurodollar Margin", "Credit Documents" and "Maturity Date" therefrom and to insert in place thereof, respectively, the following:

              "Applicable Eurodollar Margin" shall mean (a) for the period from the Closing Date through August 7, 2001, 175 basis points, and (b) on August 8, 2001 and thereafter, 275 basis points.

              "Credit Documents" shall mean, collectively, this Agreement, the Guaranties of Payment, the Intercreditor Agreement, the Security Documents and the Notes, together with any other documents relating to any of the foregoing, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced.

              "Maturity Date" shall mean August 7, 2002, or such earlier date on which the Total Commitment shall have been terminated.

         1.2. New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

              "Collateral Agent" shall mean Wells Fargo Bank Northwest, National Association, as the Collateral Agent under the Security Documents, together with any successor or replacement collateral agent.
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              "Intercreditor Agreement" shall mean the Intercreditor and
         Collateral Agency Agreement, dated as of August 7, 2001, among the Collateral Agent, the Lenders, the Noteholders, PNC Bank, National Association, as the Subordinated Lien Creditor (as defined therein), the Borrower and the Guarantors of Payment, as the same may from time to time be amended, restated or otherwise modified.

              "Noteholders" shall mean, collectively, Pacific Life Insurance Company, Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, GE Group Life Assurance Company (formerly known as Phoenix American Life Insurance Company) and The Travelers Insurance Company, as the holders of the Senior Notes, together with their respective successors and assigns.

              "Security Agreement" shall mean each of the Security Agreements executed and delivered by the Borrower and each Guarantor of Payment to the Collateral Agent, as any of the foregoing may from time to time be amended, restated or otherwise modified.

              "Security Documents" shall mean each Security Agreement, each U.C.C. financing statement executed in connection therewith and any other documents relating to any of the foregoing, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced.

         1.3. Replacement of Section 8.12. The Credit Agreement is hereby amended to delete section 8.12 therefrom and to insert in place thereof the following:

              8.12. Subsidiaries Acquired or Held Subsequent to the Closing Date. Each Subsidiary created, acquired or held subsequent to the Closing Date shall immediately execute and deliver to the Administrative Agent a Guaranty of Payment and such Security Documents (limited to the types of collateral described in the Security Agreement) as the Administrative Agent shall require and shall deliver to the Administrative Agent and the Lenders certified copies of such organizational documents and authorization documents, and an opinion of counsel, as may be deemed necessary or appropriate by the Administrative Agent.

         1.4. Permitted Liens. Section 9.3 of the Credit Agreement is hereby amended to delete subpart (e) therefrom and to insert in place thereof the following:

              (e) Other Liens: (i) any Lien granted to the Administrative Agent or the Collateral Agent securing the Obligations, or (ii) any Lien granted to the Collateral Agent to secure the Obligations, as defined in the Intercreditor Agreement, so long as any such Lien granted to the Collateral Agent that secures any obligations of the Company or any Subsidiary to any Person (other than the Administrative Agent and the Lenders in connection with this Agreement) shall be at all times subject to the Intercreditor Agreement.

         1.5. Certain Guaranty Obligations. Section 9.5 of the Credit Agreement is hereby amended to add the following new subpart (o) thereto:

              (o) Guaranty Obligations of any Subsidiary (other than the Receivables Subsidiary) pursuant to the Noteholder Guaranties, as defined in the Intercreditor Agreement, so long as in each such case such Subsidiary is also a Guarantor of Payment under this Agreement.

         1.6. Amendments to Certain Financial Covenants. The Credit Agreement is hereby amended to delete Sections 9.8 and 9.9 therefrom and to insert in place thereof the following:


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              9.8. Leverage Ratio. The Borrower shall not permit at any time the
         Leverage Ratio to exceed (a) 5.80 to 1.00 for its Testing Period ended March 31, 2001, (b) 5.00 to 1.00 for its Testing Period ended June 30, 2001, (c) 4.25 to 1.00 for its Testing Period ended September 30, 2001,
         (d) 3.50 to 1.00 for its Testing Period ended December 31, 2001, (e)
         4.25 to 1.00 for its Testing Period ended March 31, 2002, and (f) 3.00 to 1.00 for its Testing Period ended June 30, 2002 and thereafter.

              9.9. Interest and Rent Coverage Ratio. The Borrower shall not permit at any time its Interest and Rent Coverage Ratio to be less than
         (a) 1.25 to 1.00 for its Testing Period ended March 31, 2001, (b) 1.00 to 1.00 for its Testing Period ended June 30, 2001, (c) 1.15 to 1.00 for its Testing Period ended September 30, 2001, (d) 1.25 to 1.00 for each of the Testing Periods ended December 31, 2001, and March 31, 2002, respectively, and (e) 1.50 to 1.00 for its Testing Period ended June 30, 2002 and thereafter.


         SECTION 2.  REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. Authorization and Validity of Amendment. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. Representations and Warranties. The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, as hereinafter defined, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.3. No Event of Default. No Default or Event of Default exists or hereafter will begin to exist.

         2.4. Compliance. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

         2.5. No Claims. The Borrower is not aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.


         SECTION 3.  RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.



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         SECTION 4.  BINDING EFFECT.

         This Amendment shall become effective on the date set forth in the opening paragraph of this Amendment (the "Amendment Effective Date"), subject to the satisfaction of the following conditions on or before such date:

         (a) the Borrower shall have caused each Guarantor of Payment to consent and agree to and acknowledge the terms of this Amendment;

         (b) the Borrower shall have delivered to the Administrative Agent and the Lenders the Intercreditor Agreement, in form and substance satisfactory to the Administrative Agent and the Lenders, properly executed by the parties thereto;

         (c) the Borrower shall have executed and delivered, and shall have caused each Guarantor of Payment to execute and deliver to the Collateral Agent a Security Agreement and such other documents or instruments, as may be required by the Administrative Agent to create or perfect the Liens of the Collateral Agent in the Collateral described therein, all to be in form and substance satisfactory to the Administrative Agent and the Lenders;

         (d) with respect to the property owned or leased by the Borrower and each Subsidiary of the Borrower, (i) the Borrower shall have provided to the Collateral Agent U.C.C. financing statements, registration or other similar statements satisfactory to the Administrative Agent; (ii) the Borrower shall have provided to the Administrative Agent and the Lenders the results of U.C.C. and other lien searches satisfactory to the Administrative Agent and the Lenders; (iii) the Borrower shall have provided to the Administrative Agent and the Lenders the results of federal and state tax lien and judicial lien searches, satisfactory to the Administrative Agent and the Lenders; and (iv) the Borrower shall have provided to the Collateral Agent U.C.C. termination statements or, if applicable, other termination statements, reflecting termination of all financing and registration statements previously filed by any other party having a security interest in any part of any property of the Borrower or any Subsidiary and not permitted under the Credit Agreement;

         (e) the Borrower shall have provided to the Administrative Agent and the Lenders an officer's certificate certifying the names of the officers of the Borrower and each Guarantor of Payment authorized to sign this Amendment and the Security Documents to which the Borrower or such Guarantor of Payment is a party, together with the true signatures of such officers and certified copies of the resolutions of the board of directors of the Borrower or such Guarantor of Payment, evidencing approval of the execution and delivery of this Amendment and the Security Documents to which the Borrower or such Guarantor of Payment is a party;

         (f) the Borrower shall have provided to the Collateral Agent, the Administrative Agent and the Lenders such opinions of counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, as the Administrative Agent and the Lenders may deem necessary or appropriate;

         (g) the Borrower shall have paid to the Administrative Agent, for the pro rata benefit of the Lenders, an amendment fee in the amount of $50,000;

         (h) the Borrower shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection therewith; and


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         (i)  the Borrower shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent, the Collateral Agent and the Lenders.

         SECTION 5. POST-CLOSING MATTERS. Within thirty (30) days after the date of this Amendment, Borrower shall have delivered such opinions of counsel for each Guarantor of Payment, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, as the Administrative Agent and the Lenders may deem necessary or appropriate.

         SECTION 6.  MISCELLANEOUS.

         6.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         6.2. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.3. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         6.4. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio without regard to conflicts of laws provisions.

         6.5. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.6. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

         6.7. Waiver of Claims. The Borrower, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         6.8. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank.]


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         6.9. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                            LESCO, INC.


                                            By:________________________________
                                                 R. Breck Denny, Vice President
                                                 and Chief Financial Officer


                                            NATIONAL CITY BANK,
                                               as a Lender and the
                                               Administrative Agent


                                            By:________________________________
                                                 Robert S. Coleman, Senior Vice
                                                 President


                                            PNC BANK, NATIONAL
                                               ASSOCIATION


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________



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                            GUARANTOR ACKNOWLEDGMENT


         The undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 1 to Credit Agreement. The undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. The undersigned further agrees that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

         The undersigned hereby waives and releases the Administrative Agent and the Lenders and the directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.


                                       LESCO SERVICE CENTERS, INC.
                                       AIM LAWN & GARDEN PRODUCTS, INC.
                                       LESCO SERVICES, INC.
                                       LESCO TECHNOLOGIES, LLC
                                       LESCO.COM, INC.
                                       LESCO FUNDING, INC.


                                       By:______________________________________
                                            [_____________] of each of the
                                            foregoing companies




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